                                                                     EXHIBIT 4.1

NUMBER                                                                    SHARES

                                 [AVISTAR LOGO]

INCORPORATED UNDER THE LAWS                     THIS CERTIFICATE IS TRANSFERABLE
 OF THE STATE OF DELAWARE                         IN CANTON, MA OR NEW YORK, NY

                                            SEE REVERSE FOR CERTAIN DEFINITIONS
                                                      CUSIP 05379X 20 8

This Certifies that:


is the record holder of


              FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK,
                              $.001 PAR VALUE, OF

                       AVISTAR COMMUNICATIONS CORPORATION

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

     Dated:

               [AVISTAR COMMUNICATIONS CORPORATION CORPORATE SEAL
                           MARCH 23, 2000, DELAWARE]



/s/ [Signature Illegible]                              /s/ G. J. BURNETT

CHIEF FINANCIAL OFFICER AND SECRETARY                  PRESIDENT


COUNTERSIGNED AND REGISTERED:

     EQUISERVE TRUST COMPANY, N.A.

     TRANSFER AGENT AND REGISTRAR


BY  /s/ [Signature Illegible]

    AUTHORIZED SIGNATURE








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        The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM   --  as tenants in common              UNIF GIFT MIN ACT -- ...................Custodian...............
        TEN ENT   --  as tenants by the entireties                                 (Cust)                    (Minor)
        JT TEN    --  as joint tenants with right of                         under Uniform Gifts to Minors
                      survivorship and not as tenants                        Act........................................
                      in common                                                                 (State)
                                                        UNIF TRF MIN ACT  -- .............Custodian (until age.........)
                                                                                 (Cust)
                                                                             ....................under Uniform Transfers
                                                                                    (Minor)
                                                                             to Minors Act..............................
                                                                                                   (State)


    Additional abbreviations may also be used though not in the above list.


        For Value Received,___________________________hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------


_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ Shares
of the common stock represented by the within certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated________________________


                                X_______________________________________________

                                X_______________________________________________
                                 THE SIGNATURE TO THIS ASSIGNMENT MUST
                                 CORRESPOND WITH THE NAME AS WRITTEN UPON THE
                       NOTICE: FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY
                                 CHANGE WHATEVER.

Signature(s) Guaranteed




By_____________________________________
THE SIGNATURE(S) MUST BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS
WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.

                           AMERICAN BANK NOTE COMPANY
                             55TH AND SANSOM STREET
                             PHILADELPHIA, PA 19139
                                 (215) 764-8600
                         SALES: M. SANDHU: 415-543-8585
                       /HOME 14/LIVE JOBS/A/AVISTAR 66908

              PRODUCTION COORDINATOR: MARY TARTAGLAI 215-764-8621
                             PROOF OF JUNE 27, 2000
                       AVISTAR COMMUNICATIONS CORPORATION
                                   H 66908 BK
                                  OPERATOR: JW
                                      NEW